SHARE CAPITAL	12 Months Ended
Dec. 31, 2011
SHARE CAPITAL [Abstract]
SHARE CAPITAL
23.	SHARE CAPITAL

Authorized share capital:
(in thousands of $, except share data)	2011	2010
125,000,000 ordinary shares of $2.50 each	312,500	312,500

Issued and fully paid share capital:
(in thousands of $, except per share data)	2011	2010
77,858,502 ordinary shares of $2.50 each (2010: 77,858,502)	194,646	194,646

The Company's Ordinary Shares are listed on the New York Stock Exchange, the Oslo Stock Exchange and the London Stock Exchange.

In September 2008, the Company's shareholders at the Annual General Meeting approved a stock split which would result in authorized share capital of 625,000,000 Ordinary Shares of $0.50 per share. No record date was set for the stock split and the stock split had not taken place at December 31, 2011.